UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 8, 2019

QUAINT OAK BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-52694	35-2293957
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Knowles Avenue, Southampton, Pennsylvania	18966
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(215) 364-4059

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 5.07          Submission of Matters to a Vote of Security Holders.

(a)          An Annual Meeting of Shareholders (the “Annual Meeting”) of Quaint Oak Bancorp, Inc. (the “Company”) was held on May 8, 2019.

(b)          There were 1,981,228 shares of common stock of the Company eligible to be voted at the Annual Meeting and 1,701,875 shares were represented in person or by proxy at the Annual Meeting, which constituted a quorum to conduct business at the meeting.

The items voted upon at the Annual Meeting and the vote for each proposal were as follows:

1.	Election of directors for a three-year term expiring in 2022:

	Number of Votes
Name of Nominees	FOR	WITHHELD	BROKER NON-VOTES
John J. Augustine, CPA	1,017,049	300	684,526
Kenneth R. Gant, MBA	1,016,949	400	684,526
Robert T. Strong	1,017,167	182	684,526

2.	Proposal to adopt a non-binding resolution to approve the compensation of our named executive officers.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
888,413	53,537	75,400	684,526

3.	Proposal to consider an advisory vote on the frequency of the presentation of future non-binding resolutions on compensation of our named executive officers.

THREE YEARS	TWO YEARS	ONE YEAR	ONE YEAR	BROKER NON-VOTES
800,344	62,401	135,571	19,033	684,526

4.	To ratify the appointment of S.R. Snodgrass, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2019:

FOR	AGAINST	ABSTAIN
1,700,347	428	1,100

The Company’s nominees were elected as directors, the proposal to adopt a non-binding resolution to approve the compensation of our named executive officers was adopted, three years received the greatest number of votes cast on the advisory vote on the frequency of the non-binding resolution to approve the compensation of our named executive officers, and the proposal to ratify the appointment of S.R. Snodgrass, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 was adopted by the shareholders of the Company at the Annual Meeting by the requisite affirmative vote.

(c)          Not applicable.
(d)          Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUAINT OAK BANCORP, INC.

Date: May 13, 2019	By:	/s/Robert T. Strong
Robert T. Strong President and Chief Executive Officer

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